UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-22430 (Commission File No.)	94-2942251 (IRS Employer Identification No.)

48761 Kato Road

Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2004, the Registrant issued a press release addressing preliminary sales results for its fiscal first quarter ended June 26, 2004.

     That press release, dated July 26, 2004 and titled “David L. White, Chief Financial Officer of Asyst Technologies, Leaving for Fortune 200 CFO Position” is attached hereto as Exhibit 99.1.

     The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     Except for statements of historical fact, the statements in this Current Report are forward-looking. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to: the Registrant’s ability to recruit and hire, in a timely manner, and retain a new chief financial officer, any difference between those preliminary estimated sales and the Registrant’s actual reported sales for the fiscal first quarter ended June 26, 2004, and other risks more fully detailed in the Registrant’s annual report on Form 10-K for the year ended March 27, 2004, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2004	ASYST TECHNOLOGIES, INC.
By: /s/ Steve Debenham Steve Debenham Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “David L. White, Chief Financial Officer of Asyst Technologies, Leaving for Fortune 200 CFO Position” dated July 26, 2004.